ENVERIC BIOSCIENCES

*Next Generation Mental Health™*



Non-Confidential Deck
BIO 2023

# High Unmet Need of Anxiety and Other Mental Health Disorders

- Anxiety disorders are among the most common CNS Disorders, ranking second.
- Anxiety disorders are chronic conditions that remain poorly controlled despite available treatments.
- The last FDA-approved drug to treat Generalized Anxiety Disorder was Cymbalta (Duloxetine) approved 20 years ago (2004)

*Top 5 CNS Disorders Prevalence Per Million*


Headache
152.8
Anxiety Disorders
69.1
Sleep disorders
44.9
Mood disorders
33.3
Somatoform disorder
20.4

*Percent of Adults Ages 18-64 in the General Population Who Meet Diagnostic Criteria for Anxiety Disorders in the Past Year and in Their Lifetime*

| | 12-Month Prevalence | Lifetime Prevalence |
|---|---|---|
| **ANXIETY DISORDER** | **%** | **%** |
| Specific Phobia | 10.1 | 13.8 |
| Social Anxiety Disorder | 8.0 | 13 |
| Generalized Anxiety Disorder | 2.9 | 6.2 |
| Panic Disorder | 3.1 | 5.2 |
| Agoraphobia | 1.7 | 2.6 |

Source: Gustavsson et al. Cost of disorders of the brain in Europe 2010. European Neuropsychopharmacology 21, 718-779 (2011).

Adapted from: Kessler et al. Twelve-month and lifetime prevalence and lifetime morbid risk of anxiety and mood disorders in the United States. Int J Methods Psych Res. 21(3): 169-184 (2012).

# Limitations of Current Anxiety Pharmacologic Treatments

## Anxiolytics:

- Benzodiazepines (BZD)
- Selective serotonin reuptake inhibitors (SSRIs)
- Serotonin norepinephrine reuptake inhibitors (SNRIs)
- Tricyclics
- Beta blockers

### Limitations:

1 – Limited Efficacy

2 – Safety & Tolerability Issues
GI upset | Sexual dysfunction | Serotonin toxicity

3 – Risk of Abuse & Dependence (BZD)

Schmitz A. Benzodiazepine use, misuse, and abuse: A review. Mental Health Clin (2016) 6(3): 120–126.

## 1st Generation Psilocybin:

- Currently under investigation
- Challenges with patentability
- Anecdotal evidence in the absence of rigorous investigations

### Limitations:

1 – Slow onset of action

2 – Prolonged and inconsistent psychedelic-experience

3 – GI upset Safety & Tolerability Issues

Passie et al. The Pharmacology of Psilocybin. Addiction Biology (2002) 7, 357–364

# New Paradigm in Mental Health

1. **Clinical data shows serotonin analogs that bind 5HT2AR** (e.g. psilocin) + psychotherapy result in high response rate in MDD, TRD, other

2. **Academic work dependent upon available psychedelics**
   - Hallucinations, neuroplasticity both present
   - Commercial shortcomings:
     - Slow on, slow off, GI upset
     - Psychotherapy co-administration, hallucinations
     - Composition-of-Matter IP problematic

3. **Earliest possible approval (subject to timely and successful regulatory submissions):**
   - Psilocybin/Comp360 (Compass): 2025/6

# Solving the Commercial Shortcomings of Psilocybin

1. **Different psilocin prodrug or deuterated psilocybin / psilocin**
    1. NCE for IP, yet can still leverage existing psilocybin data from others
    2. MARKET PREMISE:
        1. Novel treatment for mental illness targeting different mechanism of action compared to standard of care
        2. Current academic data points to superior magnitude of treatment effect and longer duration of action compared to standard of care

2. **Non- hallucinogenic, non-GI upsetting, no mandatory supervision during dosing**
    1. Scientific Promise:
    - Neuroplasticity inducing; hallucination not required for efficacy
    - Repeat administration depending on product profile
    2. MARKET PREMISE:
        1. Repeat dosing and broader market access results in larger, more scalable opportunity

# EVM201 and EVM301 Programs

| EVM201 (novel psilocin prodrug) | EVM301 (novel CNS drug) |
| --- | --- |
|  R O N N H |  NH2 N H |
| Inspired by | Inspired by |
|  HO O P HO O N N H |  OH N N H |
| Psilocybin | Psilocin |

# EVM301 Program
## Non-hallucinogenic

Intelligently designed novel tryptamines

Induce neuroplasticity

Do not induce hallucinations

**Improved Safety Profile**
- ✓ Novel molecules that bind 5HT2AR, induce neuroplasticity, but without inducing hallucinations

**Scalable**
- ✓ Do not require supervision during dosing by healthcare professional

**Accessible**
- ✓ Drug amenable for at-home dosing

# EVM301: Peer review and patents

**Peer Review**

- Preprints
  - Chen et al (2023) *Bioproduction platform using a novel cane toad (Rhinella marina) N-methyltransferase for psychedelic-inspired drug discovery*
- Posters
  - Matinkhoo et al. Canadian Chemistry Conference and Exhibition. (2023) *Design, synthesis and pharmacological evaluation of novel MDMA derivatives as potential therapies for the treatment of psychiatric conditions*
  - Cook et al. 16th Annual Canadian Neuroscience Meeting (2023) *Building a Better Psychedelic*
  - Chen at al. 6th International Neurology & Brain Disorders Conference (2022) *Isolation of a novel N-methyltransferase from psychedelic cane toad (Rhinella Murina) deployable in bio-based production platforms for psychiatric drug discovery*

**Patents**

- Notice of Allowance (1):
  - "Carboxylated psilocybin derivatives"
- Pending (10):
  - Tryptamine-derivatives including: halogenated, hydroxylated, nitrated, nitrilated, aminated, aldehyde, ketone, prenylated, multi-substituent.

# EVM301 Program Critical Path



Design Unit
IP assessment
• Patentability
• FTO
In silico assessment
• Molecular docking
• Molecular dynamics
• Safety and toxicity
Approval
• CIO
Build Unit
Test Unit
Efficacy models
• Marble burying
• Sucrose preference
Neuroplasticity models
• Cell-based ELISA
• NT2/D1 differentiation
• qRT-PCR
Hallucination models
• PsychLight
• Mouse HTR
Drug Hit

# Intelligent Design of Non-Hallucinogenic Neuroplastinogens

- Proprietary molecular dynamic simulation is used to design novel non-hallucinogenic 5HT2A-binding molecules
- Molecules are initially tested using the PsychLight cellular biosensor tool prior to mouse HTR assays
- The resulting high 'hit' rate allows focus on key drug properties, including neuroplasticity and efficacy

Molecular Dynamic Simulation


Residue 1
Residue 2
Psilocin
DMT
Bufotenin
5-Methoxy-DMT
6-Flouro-DMT
N-Acetyl-5-HT
6-Methoxy-DMT
AAZ-154

PsychLight Cellular Biosensor


5-HT2AR
Linkers
cpGFP

Mouse Head Twitch Response


Head Twitch Response
15
10
5
0
Post-administration
0-15 min
15-30 min
Vehicle
DMT
MM791
MM799
MM324
MM828

# Neuroplasticity

- Non-hallucinogenic hits generally show neuroplasticity similar or superior to DMT
- Hits also show efficacy in mouse behavioral models, including sucrose-preference and marble-burying assays


Tryptophan
DMT
MM791

# EVM301: Status

**Hit-to-Lead**

- Process operating
- First step is elimination of designs not protected by existing Enveric Composition-of-Matter IP
- Proprietary neuroplasticity, hallucination prediction and rapid *in vivo* assays created and essential elements of process

**Leads**

- Numerous leads in hand already
- Building larger basket over next 2 Q

**Candidate Nomination**

- Expected Q4 2023 / Q1 2024

# EVM201 Program

Building a better psilocybin

Rationally designed prodrugs of the active metabolite: psilocin

Altered metabolic and pharmacokinetic properties to achieve improved risk/benefit profile

**FLEXIBLE DELIVERY ROUTE**

- ✓ Can be administered via oral, intra-nasal, buccal or intravenous route

**WIDE RANGING DOSE FLEXIBILITY**

- ✓ Faster access to target (brain)
- ✓ Can avoid first-pass metabolism

**THERAPEUTIC BENEFIT AT LOWER DOSE**

- ✓ Improved brain exposure
- ✓ Faster onset of action
- ✓ Faster elimination
- ✓ Potential for lower side effects (GI, systemic, etc.)

# EVM201: Peer review and patents

**Peer Review**

- Preprints
  - Raithatha et al. (2023) *Novel psilocin prodrugs with altered pharmacological properties as candidate therapies for treatment-resistant anxiety disorders*
- Posters
  - Raithatha et al. (2023) Canadian Chemistry Conference and Exhibition. *Novel psilocin prodrugs with altered pharmacological properties as candidate therapies for treatment-resistant anxiety disorders*
  - Yu et al. (2022) 6th International Neurology & Brain Disorders Conference. *Design and synthesis of novel psilocin prodrugs with improved metabolic and pharmacokinetic properties as candidate therapies for treatment resistant anxiety disorders*

**Patents**

- Notices of Allowance (2)
  - C4-Carbonothioate-Substituted Tryptamine Derivatives (2023)
  - C4-Carboxylic Acid-Substituted Tryptamine Derivatives (2023)
- Pending (2)
  - Organosilyl, salt forms

# EVM201 Program

- Release of psilocin from EB373 more rapid than from psilocybin
- Release in liver and blood, in addition to intestine, expands administration modes compared with psilocybin
- More rapid decline in plasma psilocin levels potentially reduces period of hallucination
- EB373 as effective as, or more effective than, psilocybin in mouse stress recovery models

Allowed patent families



R
S
O
O
N
N
H

EB-373



R
O
O
N
N
H

MM574 and MM586



Plasma psilocin (ng mL-1)
1000
100
10
1
0.1
0.01
0
2
4
6
8
Time after administration
Psilocybin
MM374
MM386
EB-373

# EB-373: Preclinical Plan (IND-enabling Package)

| 2023 | | | 2024 | | | |
|---|---|---|---|---|---|---|
| Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 |

**PK, ADME, PHARMACOLOGY**
- Exploratory PK & ADME
- Receptor | Transporter | DDI
- Transporter

**TOXICOLOGY**
- In-vitro Tox | non-GLP DRF rodent + large species
- GLP Repeat dose Tox rodent + large species
- GLP Safety Pharm | Gene | Repro | Resp/Card/CNS

**CMC**
- Pre-formulation
- DS Process Development | GMP
- DP Process Development | GMP

**Phase 1 Study**
- Three escalating cohorts
- Normal healthy volunteers
- Placebo controlled

# EB-373: Clinical Plan



2023
2024
2025
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
IND-ENABLING
Preclinical package
Phase 1 Study
NHV | SAD | PBO controlled
Phase 2a in GAD (Australia)
N= 20 patients
Open Label
No response to SSRI/SNRI/BZD
Phase 2b in GAD (Global)
DBPC | Three arm | Parallel groups
N= 180 patients with GAD
No response to SSRI/SNRI/BZD

# Partner Opportunities

<u>Seeking Co-Development Partners</u>

a. EB-373
b. EVM201
c. EVM301
d. Select EVM301 candidate(s)
e. Other structural cores e.g. mescaline, MDMA

ENVERIC
BIOSCIENCES

*Next Generation Mental Health™*

**Joseph Tucker, PhD**
**CEO**
**jtucker@enveric.com**
**508-627-0485**